                                                                     EXHIBIT 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement Nos. 2-95342, 33-3558, 33-22310, 33-27208, 33-36579,
33-50282, 33-67918, 33-68300, 33-75846, 33-79632, 33-79634, 33-79636, 33-79638,
33-59083, 33-59623, 33-63885 and 333-01517.

                                                 ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,
March 29, 1996